FOR IMMEDIATE RELEASE

Media Contact: Christine Needles Global Corporate Communications Christine.Needles@interface.com +1 404-491-4660	Investor Contact: Bruce Hausmann Chief Financial Officer Bruce.Hausmann@interface.com +1 770-437-6802

Interface Reports First Quarter 2026 Results

One Interface strategy drives strong quarter; Company raises full year guidance

ATLANTA – May 8, 2026 – Interface, Inc. (Nasdaq: TILE), the global flooring and sustainability leader, today announced results for the first quarter ended April 5, 2026.

First quarter highlights (all comparisons are year-over-year, first quarter 2026 includes an extra week):

•Net sales totaled $331 million, up 11.3% year-over-year and up 6.8% currency neutral.
•GAAP earnings per diluted share of $0.40; Adjusted earnings per diluted share of $0.41.
•Momentum continues with One Interface strategy.

“We delivered a strong start to 2026, with currency-neutral net sales growth of 7% and adjusted earnings per diluted share growth of 64%, reflecting consistent execution and continued momentum across the business,” commented Laurel Hurd, CEO of Interface.

“Growth was broad based, across all product categories and key market segments, reinforcing the strength of our diversified portfolio and the impact of our One Interface strategy. Performance was led by Corporate Office and Healthcare, with global billings up 16% and 11%, respectively. We remain confident in our strategy and are well positioned to build on this momentum as we move through the year,” Hurd concluded.

“We delivered significant earnings expansion in the first quarter, driven by disciplined execution and operational efficiencies,” added Bruce Hausmann, CFO of Interface. “Based on our strong first quarter performance and continued momentum, we are raising our full-year guidance. We remain focused on growth, margin expansion, and disciplined capital allocation, supported by a strong balance sheet to drive long-term shareholder value.”

Consolidated Results Summary (Unaudited)	Three Months Ended
(in millions, except percentages and per share data)	4/5/2026	3/30/2025	Change

GAAP
Net Sales	$331.0	$297.4	11.3%
Gross Profit Margin % of Net Sales	38.3%	37.3%	97 bps
SG&A Expenses	$94.4	$87.7	7.6%
SG&A Expenses % of Net Sales	28.5%	29.5%	(99) bps
Operating Income	$32.3	$23.2	39.2%
Net Income	$23.6	$13.0	81.6%
Earnings per Diluted Share	$0.40	$0.22	81.8%

Non-GAAP
Currency-Neutral Net Sales	$317.6	$297.4	6.8%
Adjusted Gross Profit Margin % of Net Sales	38.3%	37.7%	55 bps
Adjusted SG&A Expenses	$94.0	$86.8	8.3%
Adjusted SG&A Expenses % of Net Sales	28.4%	29.2%	(78) bps
Adjusted Operating Income	$32.7	$25.5	28.6%
Adjusted Net Income	$23.9	$14.6	63.4%
Adjusted Earnings per Diluted Share	$0.41	$0.25	64.0%
Adjusted EBITDA	$46.8	$37.0	26.3%
Currency-Neutral Orders Increase Year-Over-Year	8.0%

•First quarter 2026 adjusted gross profit margin increased 55 basis points year-over-year due to favorable pricing and product mix, and manufacturing efficiencies.
•First quarter 2026 adjusted SG&A expenses increased $7.2 million year-over-year due to higher sales commissions and variable compensation on increased sales and profits.

Additional Metrics	4/5/2026	12/28/2025	Change
Cash	$61.2	$71.3	(14.1)%
Total Debt	$196.5	$181.6	8.2%
Total Debt Minus Cash ("Net Debt")	$135.3	$110.3	22.7%
Last 12-Months Adjusted EBITDA	$227.6
Total Debt divided by Last 12-Months Net Income	1.6x
Net Debt divided by Last 12-Months Adjusted EBITDA ("Net Leverage Ratio")	0.6x

Segment Results Summary (Unaudited)	Three Months Ended
(in millions, except percentages)	4/5/2026	3/30/2025	Change

AMS
Net Sales	$195.7	$179.9	8.7%
Currency-Neutral Net Sales	$195.1	$179.9	8.4%
Operating Income	$23.9	$19.1	24.8%
Adjusted Operating Income	$23.9	$19.9	20.3%
Currency-Neutral Orders Increase Year-Over-Year	6.2%

EAAA
Net Sales	$135.4	$117.5	15.2%
Currency-Neutral Net Sales	$122.6	$117.5	4.3%
Operating Income	$8.4	$4.1	106.5%
Adjusted Operating Income	$8.8	$5.6	57.9%
Currency-Neutral Orders Increase Year-Over-Year	11.2%

Note: Sum of segment items may differ from consolidated due to rounding of individual components

Outlook

Interface entered the second quarter with a healthy backlog and order momentum amidst a dynamic macro environment. With that backdrop in mind, Interface is raising its full year guidance and anticipates the following:

Q2 Fiscal Year 2026 Outlook
Net sales	$385 million to $395 million
Adjusted gross profit margin	39.9% of net sales
Adjusted SG&A expenses	$100 million
Adjusted interest & other expenses	$4 million
Adjusted effective income tax rate	28.0%
Fully diluted weighted average share count	59.0 million shares
Note: All figures are approximate

	Full Fiscal Year 2026 Outlook	Previous Full Fiscal Year 2026 Outlook
Net sales	$1.450 to $1.480 billion	$1.420 to $1.460 billion
Adjusted gross profit margin	38.8% to 39.0% of net sales	38.5% to 39.0% of net sales
Adjusted SG&A expenses	26.2% to 26.4% of net sales	26.2% to 26.4% of net sales
Adjusted interest & other expenses	$14 to $16 million	$16 million
Adjusted effective income tax rate	26.0%	25.0% to 26.0%
Capital expenditures	$60 million	$55 million
Note: All figures are approximate

Webcast and Conference Call Information

Interface will host a conference call on May 8, 2026, at 8:00 a.m. Eastern Time, to discuss its first quarter 2026 results. The conference call will be simultaneously broadcast live over the Internet.

Listeners may access the conference call live over the Internet at:
https://events.q4inc.com/attendee/728510593, or through the Company's website at: https://investors.interface.com.

The archived version of the webcast will be available at these sites for one year beginning approximately one hour after the call ends.

Non-GAAP Financial Measures

Interface provides adjusted earnings per share, adjusted net income, adjusted operating income ("AOI"), adjusted gross profit, adjusted gross profit margin, adjusted SG&A expenses, currency- neutral sales and currency-neutral sales growth, net debt, and adjusted EBITDA as additional information regarding its operating results in this press release. These non-GAAP measures are not in accordance with – or alternatives to – GAAP measures, and may be different from non-GAAP measures used by other companies. Adjusted EPS, adjusted net income, and AOI exclude restructuring, asset impairment, severance, and other, net and the nora purchase accounting amortization. Adjusted gross profit and adjusted gross profit margin exclude the nora purchase accounting amortization. Adjusted SG&A expenses exclude restructuring, asset impairment, severance, and other, net. Currency-neutral sales and currency-neutral sales growth exclude the impact of foreign currency fluctuations.

Net debt is total debt less cash on hand. Adjusted EBITDA is GAAP net income excluding interest expense, income tax expense, depreciation and amortization, share-based compensation expense, restructuring, asset impairment, severance, and other, net, the nora purchase accounting amortization, and a warehouse fire recovery. This news release should be read in conjunction with the Company's Current Report on Form 8-K furnished today to the U.S. Securities & Exchange Commission, which explains why Interface believes presentation of these non-GAAP measures provides useful information to investors, as well as any additional material purposes for which Interface uses these non-GAAP measures.

About Interface

Interface is a global flooring and sustainability leader dedicated to rethinking how spaces work for people and the planet. Our portfolio includes Interface® carpet tile and LVT, nora® rubber flooring, and FLOR® premium area rugs. Across every brand, we innovate in a way that combines design, performance, and sustainability—without compromise.

Trusted by architects, designers, and building professionals worldwide, we help bring bold visions to life with solutions that deliver real, measurable impact. Building on more than 30 years of sustainability progress and industry‑first innovation, we remain ‘all in’ on our goal of becoming carbon negative by 2040, without the use of offsets.

Learn more about Interface (NASDAQ: TILE) and our brands at interface.com and FLOR.com. Join us on Facebook, Instagram, LinkedIn, X, and Pinterest.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Except for historical information contained herein, the other matters set forth in this news release are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should,” “goal,” “aim," “objective,” “seek,” “project,” “estimate,” “target,” “will” and similar expressions. Forward-looking statements in this press release include, without limitation, any projections we make regarding the Company’s 2026 second quarter and full year 2026 under “Outlook” above. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including but not limited to the risks under the following subheadings in “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2025: "We compete with a large number of manufacturers in the highly competitive floorcovering products market, and some of these competitors have greater financial resources than we do. We may face challenges competing on price, making investments in our business, or competing on product design or sustainability", "Our earnings could be adversely affected by non-cash adjustments to goodwill, when a test of goodwill assets indicates a material impairment of those assets", "Our success depends significantly upon the efforts, abilities and continued service of our senior management executives, our principal design consultant and other key personnel (including experienced sales and manufacturing personnel), and our loss of any of them could affect us adversely", "Changes in foreign trade policies and tariffs may adversely impact our business, financial condition, and results of operations", "Large increases in the cost of our raw materials, shipping costs, duties or tariffs could adversely affect us if we are unable to offset them or pass these cost increases through to our customers", "Unanticipated termination or interruption of any of our arrangements with our primary third-party suppliers of synthetic fiber or our primary third-party supplier for luxury vinyl tile (“LVT”) or other key raw materials could have a material adverse effect on us", "Changes to our facilities, manufacturing processes, product construction, and product composition could disrupt our operations, increase our manufacturing costs, increase customer complaints, increase warranty claims, negatively affect our reputation, and have a material adverse effect on our financial condition and results of operations", "Our business operations could suffer significant losses from natural disasters, acts of war, terrorism, catastrophes, fire, adverse weather conditions, pandemics, endemics, unstable geopolitical situations or other unexpected events", "The market price of our common stock has been volatile and the value of your investment may decline", "Sales of our principal products have been and may continue to be affected by adverse economic conditions and cycles, and effects in the new construction market and renovation market", "Disruptions to or failures of information technology systems we use could adversely affect our business", "The impact of potential changes to environmental laws and regulations and industry standards regarding climate change and other sustainability matters could lead to unforeseen disruptions to our business operations", "Public health crisis events, such as epidemics or pandemics, have in the past adversely impacted, and may in the future impact, the economy and disrupt our operations and supply chains, which may have an adverse effect on our results of operations", "Our substantial international operations are subject to various political, economic and other uncertainties that could adversely affect our business results, including restrictive taxation, custom duties, tariffs, border closings or other adverse government regulations", "The conflicts between Russia and Ukraine and in the Middle East could adversely affect our business, results of operations and financial position", "Fluctuations in foreign currency exchange rates have had, and could continue to have, an adverse impact on our financial condition and results of operations", "We have a substantial amount of debt, which could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under our debt", "Servicing our debt requires a significant amount of cash, and we may not have sufficient cash flow from our operations to pay our indebtedness", "We may incur substantial additional indebtedness, which could further exacerbate the risks associated with our substantial indebtedness", and "We face risks associated with litigation and claims".

You should consider any additional or updated information we include under the heading “Risk Factors” in our subsequent quarterly and annual reports.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements made in this press release and cautions readers not to place undue reliance on any such forward-looking statements.

- TABLES FOLLOW -

Consolidated Statements of Operations (Unaudited)	Three Months Ended
(In thousands, except per share data)	4/5/2026	3/30/2025

Net Sales	$331,037	$297,413
Cost of Sales	204,314	186,450
Gross Profit	126,723	110,963
Selling, General & Administrative Expenses	94,393	87,736
Operating Income	32,330	23,227
Interest Expense	2,665	4,415
Other Expense, net	774	1,703
Income Before Income Tax Expense	28,891	17,109
Income Tax Expense	5,280	4,107
Net Income	$23,611	$13,002

Earnings Per Share – Basic	$0.41	$0.22

Earnings Per Share – Diluted	$0.40	$0.22

Common Shares Outstanding – Basic	58,098	58,434
Common Shares Outstanding – Diluted	59,010	59,173

Consolidated Balance Sheets (Unaudited)
(In thousands)	4/5/2026	12/28/2025
Assets
Cash and Cash Equivalents	$61,231	$71,323
Accounts Receivable, net	163,303	174,457
Inventories, net	294,193	275,014
Other Current Assets	43,532	34,048
Total Current Assets	562,259	554,842
Property, Plant and Equipment, net	311,225	309,449
Operating Lease Right-of-Use Assets	73,395	78,191
Goodwill and Intangibles Assets, net	159,672	163,012
Other Assets	99,237	101,028
Total Assets	$1,205,788	$1,206,522

Liabilities
Accounts Payable	$88,123	$64,768
Accrued Expenses	119,678	147,770
Current Portion of Operating Lease Liabilities	14,698	15,748
Current Portion of Long-Term Debt	8,789	8,778
Total Current Liabilities	231,288	237,064
Long-Term Debt	187,698	172,801
Operating Lease Liabilities	63,238	67,205
Other Long-Term Liabilities	88,979	88,778
Total Liabilities	571,203	565,848
Shareholders’ Equity	634,585	640,674
Total Liabilities and Shareholders’ Equity	$1,205,788	$1,206,522

Consolidated Statements of Cash Flows (Unaudited)	Three Months Ended
(In thousands)	4/5/2026	3/30/2025
OPERATING ACTIVITIES
Net Income	$23,611	$13,002
Adjustments to Reconcile Net Income to Cash Provided by Operating Activities:
Depreciation and Amortization	9,876	9,401
Share-Based Compensation Expense	5,033	4,145
Amortization of Acquired Intangible Assets	—	1,255
Deferred Taxes	677	(837)
Other	461	3,070
Change in Working Capital
Accounts Receivable	10,465	10,675
Inventories	(21,185)	(16,339)
Prepaid Expenses and Other Current Assets	(9,737)	(3,438)
Accounts Payable and Accrued Expenses	(5,663)	(9,195)
Cash Provided by Operating Activities	13,538	11,739
INVESTING ACTIVITIES
Capital Expenditures	(10,327)	(7,467)
Cash Used in Investing Activities	(10,327)	(7,467)
FINANCING ACTIVITIES
Repayments of Long-term Debt	(27,076)	(122)
Borrowings of Long-term Debt	41,752	—
Tax Withholding Payments for Share-Based Compensation	(13,937)	(7,730)
Repurchases of Common Stock	(12,000)	—
Dividends Paid	(138)	(54)
Finance Lease Payments	(983)	(762)
Cash Used in Financing Activities	(12,382)	(8,668)
Net Cash Used in Operating, Investing and Financing Activities	(9,171)	(4,396)
Effect of Exchange Rate Changes on Cash	(921)	2,927
CASH AND CASH EQUIVALENTS
Net Change During the Period	(10,092)	(1,469)
Balance at Beginning of Period	71,323	99,226
Balance at End of Period	$61,231	$97,757

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(In millions, except per share amounts)

	First Quarter 2026							First Quarter 2025
				Adjustments							Adjustments
	Gross Profit	SG&A Expenses	Operating Income (Loss)	Pre-tax	Tax Effect	Net Income (Loss)	Diluted EPS	Gross Profit	SG&A Expenses	Operating Income (Loss)	Pre-tax	Tax Effect	Net Income (Loss)	Diluted EPS
GAAP As Reported	$126.7	$94.4	$32.3			$23.6	$0.40	$111.0	$87.7	$23.2			$13.0	$0.22
Non-GAAP Adjustments:
Purchase Accounting Amortization	—	—	—	—	—	—	—	1.3	—	1.3	1.3	(0.4)	0.9	0.02
Restructuring, Asset Impairment, Severance, and Other, net	—	(0.4)	0.4	0.4	(0.1)	0.3	0.01	—	(1.0)	1.0	1.0	(0.2)	0.7	0.01
Adjustments Subtotal *	—	(0.4)	0.4	0.4	(0.1)	0.3	0.01	1.3	(1.0)	2.2	2.2	(0.6)	1.6	0.03
Adjusted (non-GAAP) *	$126.7	$94.0	$32.7			$23.9	$0.41	$112.2	$86.8	$25.5			$14.6	$0.25

* Note: Sum of reconciling items may differ from total due to rounding of individual components

Reconciliation of Segment GAAP Financial Measures to Non-GAAP Financial Measures ("Currency-Neutral Net Sales", and "AOI")
(In millions)

	First Quarter 2026			First Quarter 2025
	AMS Segment	EAAA Segment	Consolidated *	AMS Segment	EAAA Segment	Consolidated *
Net Sales as Reported (GAAP)	$195.7	$135.4	$331.0	$179.9	$117.5	$297.4
Impact of Changes in Currency	(0.6)	(12.8)	(13.4)	—	—	—
Currency-Neutral Net Sales *	$195.1	$122.6	$317.6	$179.9	$117.5	$297.4

* Note: Sum of reconciling items may differ from total due to rounding of individual components

	First Quarter 2026			First Quarter 2025
	AMS Segment	EAAA Segment	Consolidated *	AMS Segment	EAAA Segment	Consolidated *
GAAP Operating Income (Loss)	$23.9	$8.4	$32.3	$19.1	$4.1	$23.2
Non-GAAP Adjustments:
Purchase Accounting Amortization	—	—	—	—	1.3	1.3
Restructuring, Asset Impairment, Severance, and Other, net	—	0.4	0.4	0.7	0.2	1.0
Adjustments Subtotal *	—	0.4	0.4	0.7	1.5	2.2
AOI *	$23.9	$8.8	$32.7	$19.9	$5.6	$25.5

* Note: Sum of reconciling items may differ from total due to rounding of individual components

(in millions)	First Quarter 2026	First Quarter 2025	Last Twelve Months (LTM) Ended 4/5/2026	Fiscal Year 2025
Net Income as Reported (GAAP)	$23.6	$13.0	$126.7	$116.1
Income Tax Expense	5.3	4.1	21.9	20.8
Interest Expense (including debt issuance cost amortization)	2.7	4.4	17.8	19.5
Depreciation and Amortization (excluding debt issuance cost amortization)	9.8	9.1	38.5	37.9
Share-based Compensation Expense	5.0	4.1	15.3	14.4
Purchase Accounting Amortization	—	1.3	1.8	3.1
Restructuring, Asset Impairment, Severance, and Other, net	0.4	1.0	6.1	6.7
Warehouse Fire Recovery(1)	—	—	(0.6)	(0.6)
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	$46.8	$37.0	$227.6	$217.9

(1) Represents insurance recovery of loss recognized in the second quarter 2020.

* Note: Sum of reconciling items may differ from total due to rounding of individual components

	As of 4/5/26
Total Debt, net	$196.5
Total Cash on Hand	(61.2)
Total Debt, Net of Cash on Hand (Net Debt)	$135.3

The impacts of changes in foreign currency presented in the tables are calculated based on applying the prior year period's average foreign currency exchange rates to the current year period.

The Company believes that the above non-GAAP performance measures, which management uses in managing and evaluating the Company’s business, may provide users of the Company’s financial information with additional meaningful basis for comparing the Company’s current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, these non‑GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Tax effects identified above (when applicable) are calculated using the statutory tax rate for the jurisdictions in which the charge or income occurred.
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